Exhibit 10.3

EXECUTION VERSION

WELLS FARGO BANK, NA

301 South College Street, 15th Floor

Charlotte, NC 28202

July 22, 2020

CBL & Associates Limited Partnership

c/o CBL & Associates Properties, Inc.

2030 Hamilton Place Blvd., Suite 500

Chattanooga, Tennessee 37421-6000

Attention: Chief Financial Officer

Re:	Extension of the Forbearance Termination Date; Modification of Specific Defaults

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement, dated January 30, 2019 (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among CBL & ASSOCIATED LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (“Parent”), the lenders from time to time party thereto (the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent (“Administrative Agent”) for itself and for the benefit of the Lenders, and (ii) that certain Forbearance Agreement, dated June 30, 2020, as previously modified and extended by an extension letter dated July 15, 2020 (the “Existing Forbearance Agreement”), between Borrower and Administrative Agent, on behalf of the Lenders.  Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Credit Agreement or the Existing Forbearance Agreement, as applicable.

Obligors have requested that Administrative Agent and Lenders modify the Forbearance Agreement, and Administrative Agent and Lenders are willing to do so, subject to the terms and conditions set forth in this letter agreement (the “Amendment” and the Existing Forbearance Agreement after giving effect to this Amendment, the “Forbearance Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Administrative Agent and Obligors hereby agree as follows:

1.In order to extend the Forbearance Agreement, the date and time set forth in Section 3(a) of the Forbearance Agreement is hereby amended to be “11:59 p.m. (Eastern Daylight Time) on July 29, 2020 (the “Scheduled Termination Time”), provided that so long as Obligors have received a written notice at least 12 hours prior to the then applicable Scheduled Termination Time from counsel to the Administrative Agent that Requisite Lenders and the Required Noteholders (as defined below) have agreed to extend the then applicable Scheduled Termination Time to the later date and time specified in such notice (such modified date and time, the “Modified Termination Time”), the then

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applicable Scheduled Termination Time shall automatically be replaced by the Modified Termination Time and further provided that as a condition to the continuing effectiveness of any such extension of the Scheduled Termination Time no later than one (1) business day after the extension of any Scheduled Termination Time, the Obligors shall pay all unpaid and invoiced fees and expenses of Jones Day and Ducera in accordance with the respective engagement letters executed with Jones Day and Ducera or otherwise agreed between the Obligors, on the one hand, and Jones Day and Ducera, respectively, on the other hand”;

2.On or prior to the date of this Amendment and as a condition to its effectiveness, Borrower shall deliver to Administrative Agent a fully executed copy of forbearance agreement by and among Obligors and a majority of Senior Noteholders holding the 5.250% Senior Notes Due December 1, 2023 in the original principal amount of $450,000,000 and a majority of Senior Noteholders holding the 5.95% Senior Notes Due December 15, 2026 in the original principal amount of $625,000,000 (collectively, the “Required Noteholders”), which forbearance agreement (a) shall have a scheduled expiration date not earlier than 11:59 p.m. (Eastern Daylight Time) on July 27, 2020, (b) shall not include or be contingent upon the delivery of any collateral or payments on, or otherwise in respect of, the Senior Notes, including, without limitation, any forbearance or other fee arising under such agreement, and (c) shall otherwise be in form and substance acceptable to Requisite Lenders; and

3.On or prior to 5:00 p.m. eastern time on Sunday, July 26, 2020, Administrative Agent shall have received a written counter-proposal in response to the proposal submitted by Ducera on behalf of Administrative Agent to the Obligors and the Bondholders on Monday, July 20, 2020.

For purposes of clarity, the Obligors acknowledge and reconfirm that, pursuant to Section 3(g) of the Forbearance Agreement, the expiration or termination of the Noteholder Forbearance Agreement, other than as a result of either a permanent waiver of any default under the Indenture or the cure of the Cross Defaults and as a result of which the Senior Notes cannot be accelerated in accordance with the terms of the Indenture, shall result in an automatic termination of the Forbearance Agreement.

To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign).  The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

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Each party hereto hereby waives any defenses to the enforcement of the terms of this Agreement based on the form of its signature, and hereby agrees that such electronically transmitted or signed signatures shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Amendment. Even though the parties agree that electronic signatures are legally enforceable and intended to be effective for all purposes, the signing parties agree if requested by Administrative Agent in its sole discretion to promptly deliver to Administrative Agent the requested original document bearing an original manual signature, to the extent required or advisable to be delivered in connection with any program made available to Administrative Agent or any of its affiliates by the Federal Reserve, U.S. Treasury Department or any other federal or state regulatory body.

As of the date of this Amendment, but without limiting the limited reservation of rights in Section 25(a) of the Forbearance Agreement, Obligors, to the fullest extent permitted by law, each hereby releases, and forever discharges Administrative Agent, each Lender and each of its or their respective trustees, officers, directors, participants, beneficiaries, agents, attorneys, affiliates and employees, and the successors and assigns of the foregoing (collectively, the “Released Parties”), from any and all claims, actions, causes of action, suits, defenses, set-offs against the Obligations, and liabilities of any kind or character whatsoever, known or unknown, contingent or matured, suspected or unsuspected, anticipated or unanticipated, liquidated or unliquidated, claimed or unclaimed, in contract or in tort, at law or in equity, or otherwise, including, without limitation, claims or defenses relating to allegations of fraud, duress, bad faith and usury, which relate, in whole or in part, directly or indirectly, to: (A) the Facility; (B) the Loan Documents; (C) the Obligations; (D) the Collateral; or (E) the Forbearance Agreement, including, without limitation, the negotiation, execution, performance or enforcement of the Loan Documents and this Agreement, any claims, causes of action or defenses based on the negligence of any of the Released Parties or on any “lender liability” theories of, among others, bad faith, unfair dealing, duress, coercion, control, misrepresentation, omissions, misconduct, overreaching, unconscionability, disparate bargaining position, reliance, equitable subordination, fraud, or otherwise, and any claim based upon fraud, duress, illegality or usury (collectively, the “Released Claims”), in each case other than in connection with the gross negligence or willful misconduct of any Released Party.  No Obligor shall intentionally, willfully or knowingly commence, join in, prosecute, or participate in any suit or other proceeding in a position which is adverse to any of the Released Parties, arising directly or indirectly from any of the Released Claims.  The Released Claims include, but are not limited to, any and all unknown, unanticipated, unsuspected or misunderstood claims and defenses, all of which are released by the provisions hereof in favor of the Released Parties.

Obligors each acknowledges and agrees that it has no defenses, counterclaims, offsets, cross-complaints, causes of action, rights, claims or demands of any kind or nature whatsoever, including, without limitation, any usury or lender liability claims or defenses, arising out of the Facility or the Loan Documents or the Forbearance Agreement, that can be asserted either to reduce or eliminate all or any part of any of Obligor’s liability to Administrative Agent and Lenders under the Loan Documents, or to seek affirmative relief or damages of any kind or nature from Administrative Agent or Lenders, for or in connection with the Facility or any of the Loan Documents.  Each of Obligors further acknowledges that, to the extent that any such claim does in fact exist, it is being fully, finally and irrevocably released by them as provided in this Amendment.

Loan No. 12503DAN8

Each of Obligors hereby waives the provisions of any applicable laws restricting the release of claims which the releasing parties do not know or suspect to exist at the time of release, which, if known, would have materially affected the decision to agree to these releases.  Accordingly, each of Obligors hereby agrees, represents and warrants to Administrative Agent and each Lender that it understands and acknowledges that factual matters now unknown may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and each of Obligors further agrees, represents and warrants that the releases provided herein have been negotiated and agreed upon, and in light of, that realization and that Obligors nevertheless hereby intend to release, discharge and acquit the parties set forth hereinabove from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are in any manner set forth in or related to the Released Claims and all dealings in connection therewith.  In making the releases set forth in this Amendment, each of Obligors acknowledges that it has not relied upon any representation of any kind made by any Released Party. It is understood and agreed by Released Parties that the acceptance of delivery of the releases set forth in this Amendment shall not be deemed or construed as an admission of liability by any of the Released Parties and Administrative Agent, on behalf of itself and the other Released Parties, hereby expressly denies liability of any nature whatsoever arising from or related to the subject of such releases.

The substantive laws of the State of New York shall govern the construction of this Amendment and the rights and remedies of the parties hereto.

Section 13.5 and Section 13.13 of the Credit Agreement are hereby incorporated into this Amendment by this reference as if set forth in full herein.

Nothing in this letter shall alter of affect any provision, condition, or covenant contained in any of the Loan Documents or affect or impair any rights, powers, or remedies of Administrative Agent or any Lender, or shall modify or amend any provisions of the Forbearance Agreement, other than as expressly set forth above.  The provisions of the Loan Documents and the Forbearance Agreement shall continue in full force and effect.

(SIGNATURES ON FOLLOWING PAGE)

Signature Page – CBL Amendment to the Forbearance Agreement

Loan No. 12503DAN8

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the day and year first above written.

“BORROWER”

CBL & Associates Limited Partnership,

a Delaware limited partnership

By: CBL Holdings I, Inc.,

Its sole general partner

By:                    /s/ Farzana Khaleel

Name:               Farzana Khaleel

Title:                 Executive Vice President and Chief Financial Officer

“PARENT”

CBL & Associates Properties, Inc.,

a Delaware corporation

By:                    /s/ Farzana Khaleel

Name:               Farzana Khaleel

Title:                 Executive Vice President and Chief Financial Officer

[Signature Pages Continue on Following Page]

Signature Page – CBL Amendment to the Forbearance Agreement

Loan No. 12503DAN8

“ADMINISTRATIVE AGENT”

WELLS FARGO BANK, NATIONAL ASSOCIATION,

a national banking association,

as Administrative Agent

By:       /s/ Ryan Sansavera_________________

Name:  Ryan Sansavera___________________

Title:    Senior Vice President_______________

[Signature Pages Continue on Following Page]

Signature Page – CBL Amendment to the Forbearance Agreement

Loan No. 12503DAN8

“SUBSIDIARY GUARANTORS”

CBL/Imperial Valley GP, LLC

CBL/Kirkwood Mall, LLC

CBL/Madison I, LLC

CBL/Richland G.P., LLC

CBL/Sunrise GP, LLC

Cherryvale Mall, LLC

Hixson Mall, LLC

Imperial Valley Mall GP, LLC

JG Winston-Salem, LLC

Kirkwood Mall Acquisition LLC

Kirkwood Mall Mezz LLC

Layton Hills Mall CMBS, LLC

Madison/East Towne, LLC

Madison/West Towne, LLC

Madison Joint Venture, LLC

Mayfaire GP, LLC

MDN/Laredo GP, LLC

Mortgage Holdings, LLC

Multi-GP Holdings, LLC

Pearland Ground, LLC

Pearland Town Center GP, LLC

By:	CBL & Associates Limited Partnership, as the chief manager of each of the above listed limited liability companies

By:	CBL Holdings I, Inc., its general partner

By:                    /s/ Farzana Khaleel

Name:               Farzana Khaleel

Title:                 Executive Vice President and Chief Financial Officer

Frontier Mall Associates Limited Partnership

Turtle Creek Limited Partnership

By:	CBL & Associates Limited Partnership, as the general partner of each of the above listed limited partnerships

By:	CBL Holdings I, Inc., its general partner

By:                    /s/ Farzana Khaleel

Name:               Farzana Khaleel

Title:                 Executive Vice President and Chief Financial Officer

[Signature Pages Continue on Following Page]

Signature Page – CBL Amendment to the Forbearance Agreement

Loan No. 12503DAN8

POM-College Station, LLC

By:	CBL & Associates Limited Partnership, its managing member

By:	CBL Holdings I, Inc., its general partner

By:                    /s/ Farzana Khaleel

Name:               Farzana Khaleel

Title:                 Executive Vice President and Chief Financial Officer

CBL RM-Waco, LLC

By:	CBL/Richland G.P., LLC, its managing member

By:	CBL & Associates Limited Partnership, as the chief manager of the managing member of the above listed limited liability company

By:        CBL Holdings I, Inc., its general partner

By:        /s/ Farzana Khaleel

Name:   Farzana Khaleel

Title:     Executive Vice President and Chief Financial Officer

Arbor Place Limited Partnership

By:	Multi-Holdings GP, LLC, its general partner

Imperial Valley Mall II, L.P.

By:	Imperial Valley Mall GP, LLC, its general partner

Imperial Valley Mall, L.P.

By:	CBL/Imperial Valley GP, LLC, its general partner

Mayfaire Town Center, LP

By:	Mayfaire GP, LLC, its general partner

Pearland Town Center Limited Partnership

By:	Pearland Town Center GP, LLC, its general partner

By:	CBL & Associates Limited Partnership, as the chief manager of the general partner of each of the above listed limited partnerships

By:        CBL Holdings I, Inc., its general partner

By:        /s/ Farzana Khaleel

Name:   Farzana Khaleel

Title:     Executive Vice President and Chief Financial Officer

Signature Page – CBL Amendment to the Forbearance Agreement

Loan No. 12503DAN8

CBL SM-Brownsville, LLC

By:	CBL/Sunrise GP, LLC, its chief manager

Mall Del Norte, LLC

By:	MDN/Laredo GP, LLC, its chief manager

By:	CBL & Associates Limited Partnership, as the chief manager of the chief manager of each of the above listed limited liability companies

By:	CBL Holdings I, Inc., its general partner

By:                    /s/ Farzana Khaleel

Name:               Farzana Khaleel

Title:                 Executive Vice President and Chief Financial Officer

CBL/Westmoreland I, LLC

CBL/Westmoreland II, LLC

By:	CW Joint Venture, LLC, as the chief manager of each of the above listed limited liability companies

By:	CBL & Associates Limited Partnership, as the manager of the chief manager of each of the above listed limited liability companies

By:	CBL Holdings I, Inc., its general partner

By:                    /s/ Farzana Khaleel

Name:               Farzana Khaleel

Title:                 Executive Vice President and Chief Financial Officer

CBL/Westmoreland, L.P.

By:	CBL/Westmoreland I, LLC, its general partner

By:	CW Joint Venture, LLC, its chief manager

By:	CBL & Associates Limited Partnership, as manager of the chief manager of the general partner of the above listed limited partnership

By:	CBL Holdings I, Inc., its general partner

By:                    /s/ Farzana Khaleel

Name:               Farzana Khaleel

Title:                 Executive Vice President and Chief Financial Officer

[Signature Pages Continue on Following Page]

Signature Page – CBL Amendment to the Forbearance Agreement

Exhibit 10.3

EXECUTION VERSION

CW Joint Venture, LLC

By:	CBL & Associates Limited Partnership, its manager

By:	CBL Holdings I, Inc., its general partner

By:                    /s/ Farzana Khaleel

Name:               Farzana Khaleel

Title:                 Executive Vice President and Chief Financial Officer

[Remainder of Page Intentionally Left Blank; Signature Pages Continue on Following Page]

“PLEDGORS”

CBL & Associates Limited Partnership

By: CBL Holdings I, Inc., its general partner

By:                    /s/ Farzana Khaleel

Name:               Farzana Khaleel

Title:                 Executive Vice President and Chief Financial Officer

Madison Joint Venture, LLC

Mortgage Holdings, LLC

By:	CBL & Associates Limited Partnership, as chief manager of each of Madison Joint Venture, LLC and Mortgage Holdings, LLC

By:CBL Holdings I, Inc., its general partner

By:	/s/ Farzana Khaleel
Name:	Farzana Khaleel
Title:	Executive Vice President and Chief Financial Officer

[End of Signature Pages]